UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 30, 2007 (Date of earliest event reported)
Photon Dynamics, Inc. (Exact name of registrant as specified in its charter)

San Jose, CA (State or other jurisdiction of incorporation)	0-27234 (Commission File Number)	94-3007502 (IRS Employer Identification Number)

5970 Optical Court (Address of principal executive offices)		95138 (Zip Code)
408-226-9900 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 30, 2007, Photon Dynamics, Inc. (the "Company") issued a press release (1) announcing a delay in its scheduled first quarter earnings announcement due to an ongoing review of expenses relating to potential customs duty miscalculations and (2) discussing the possible impact of such review on the Company's financial results for the period from fiscal 2004 through fiscal 2006 and the first quarter of fiscal 2007. The press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Photon Dynamics, Inc. dated January 30, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2007	PHOTON DYNAMICS, INC. By: /s/ Jeffrey Hawthorne Jeffrey Hawthorne President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Photon Dynamics, Inc. dated January 30, 2007